UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  November 15, 2022

Federal Home Loan Bank of Pittsburgh

(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51395	25-6001324
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

601 Grant Street, Pittsburgh, Pennsylvania		15219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 412-288-3400

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
—	—	—

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 15, 2022, the Governance and Public Policy Committee (“Governance Committee”) of the Federal Home Loan Bank of Pittsburgh (“Bank”) Board of Directors (“Board”), as authorized by the Bank’s Board, reviewed the results of the 2022 Election of Directors by stockholders of the Bank that concluded on November 9, 2022, to fill: (1) one Delaware Member Directorship; (2) one West Virginia Member Directorship; and (3) one Independent Directorship. The Bank received just one (1) nominee for the one (1) open Pennsylvania Member Director seat. Pursuant to Federal Housing Finance Agency Regulation at 12 C.F.R. 1261.8(c), since the number of nominees for Member Directorships in Pennsylvania was equal to the number of Member Directorships to be filled in this year’s election, no Pennsylvania Member Director election was held.

Following its review of the election results, the Governance Committee declared the following nominees elected (or re-elected as applicable) to serve 4-year terms on the Board, beginning January 1, 2023, and ending December 31, 2026:

Delaware Member Director

Blanche L. Jackson, CEO, Stepping Stones Community Federal Credit Union

Pennsylvania Member Director (Incumbent)

Jeane M. Vidoni, President & CEO, Penn Community Bank

West Virginia Member Director

H. Charles Maddy, III, CEO, Summit Community Bank

Independent Director (Incumbent)

Glenn R. Brooks, President, Leon N. Weiner & Associates, Inc.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a press release issued by the Bank announcing the above results of the election.  The election of the Member Directors, and the Independent Director took place in accordance with the terms of the Federal Home Loan Bank Act and Federal Housing Finance Agency (“Finance Agency”) Regulations.  No in-person meeting of the members was held.  The Board has not yet determined on which committees the Member Directors, and the Independent Director will serve beginning in 2023.  Directors serving on the Bank's Board in 2023 will be eligible to receive compensation under the Bank's 2023 Directors’ Compensation Policy (“Policy”) once non-objection to the Policy is received from the Finance Agency.

The Bank is a cooperative and, as such, most of the Bank’s business is conducted with its members.  In the normal course of its business, the Bank extends credit to, and transacts other business with, members whose officers or directors may serve as Member Directors of the Bank.  It is the Bank’s policy to extend credit to, and transact other business with, members having directors or officers serving on the Bank’s Board on terms and conditions that are no more favorable than the terms and conditions of comparable transactions with similarly situated members having no Board representation.  In addition, the Bank may have transactions with Independent Directors as well.  For further information regarding such transactions, including information regarding related person transactions as defined in 17 C.F.R. §229.404(a), see Item 13 of the Bank’s 2021 Annual Report on Form 10-K filed with the SEC.

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 15, 2022, the Governance Committee declared the voting results for the 2022 election as described above in Item 5.02 of this Current Report on Form 8-K.  Complete voting results are included in the Bank's notice to members, dated November 17, 2022, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure

Attached as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K are copies of the Bank’s press release and the Bank’s notice to members dated, November 17, 2022, both described above.  The information being furnished pursuant to Item 7.01 on this Current Report on Form 8-K and the information contained in Exhibits 99.1 and 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

99.1 Press Release, dated November 17, 2022, issued by the Bank

99.2 Notice to Members, dated November 17, 2022, regarding 2022 Director Election

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Pittsburgh

November 17, 2022	By:	/s/ Julie Spiker
Name: Julie F. Spiker
Title: General Counsel and Corporate Secretary